                              SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                            NEVADA ENERGY COMPANY, INC.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             Jeffrey E. Antisdel, President and Chief Executive Officer
- -------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules O-ll(c)(l)(ii), 14a-6(i)(l), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    ---------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------

    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    ---------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------

    3)   Filing Party:

    ---------------------------------------------------------------------

    4)   Date Filed:

    ---------------------------------------------------------------------

June 28, 1996
Dear Stockholder:


You are cordially invited to attend the Annual Meeting of Stockholders of Nevada Energy Company, Inc. The Annual Meeting will be held on Friday, August 16, 1996 at 2:00 p.m. PST at the Four Seasons Biltmore, 1260 Channel Drive, Montecito, CA 93108.

The matters on the agenda for the meeting are set forth in the attached Notice of Annual Meeting of Stockholders. In addition to the agenda items, there will be a report on operations and ample opportunity for questions and discussion.

We hope you can attend the meeting. Whether or not you can attend, it is important that you sign, date and return your proxy as soon as possible. If you decide to attend the meeting, you may vote in person if you desire, even if you previously mailed your proxy card. Your vote, regardless of the number of shares you own, is important. We urge you to indicate your approval by voting FOR the matters indicated in the Notice.

On behalf of the Board of Directors, we thank you for your cooperation.

                             Sincerely,


                             Charles Cain
                             Chairman of the Board

                             NEVADA ENERGY COMPANY, INC.
                       401 East Fourth Street, Reno, NV 89512

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of Nevada Energy Company, Inc. (the "Company") will be held on Friday, August 16, 1996 at 2:00 p.m. at the Four Seasons Biltmore, 1260 Channel Drive, Montecito, CA 93108, for the purpose of acting on the following matters:

1. Consideration of, and voting upon, the election of one (1) member to the Board of Directors to serve for a term that expires in 1999; and,

2. Consideration of, and voting upon, a proposed to Amendment to the Company's Certificate of Incorporation to change the name of the Company to PowerTel USA, Inc. effective upon the filing of Amendment of the Company's Certificate of Incorporation with Delaware Secretary of State and implementation of amendment of the Company's NASDAQ trading symbol designation to that of "PTUSA", or such other trading symbol as approved by the NASDAQ Stock Market as soon as is practicable thereafter; and,

3. Consideration of, and voting upon, a proposed Amendment to the Company's Certificate of Incorporation to increase authorized share capital of Preferred shares, par value $0.001, from 2,000,000 to 50,000,000 Preferred shares authorized; and,

4. Consideration of, and voting upon, a proposed Amendment to the Company's Certificate of Incorporation to increase authorized share capital of Class A Common shares, par value $0.001, from 25,000,000 to 50,000,000 Class A Common shares authorized; and,

5. Consideration of, and voting upon, a proposed Amendment to the Company's Certificate of Incorporation to increase authorized share capital of Class B Common shares, par value $0.001, from 25,000,000 to 50,000,000 Class B Common shares authorized; and,

6. Consideration of, and voting upon, a proposed Amendment to the Company's Certificate of Incorporation which may be filed at any time, or not at all, in the sole discretion of the Board of Directors, on or before August 1, 1997, which amendment will effectuate a single, one (1) for six (6) reverse stock split of any and all issued and outstanding shares of Preferred Stock or Common Stock of the Company, provided that there shall be no change to authorized share capital of any series or class of Preferred Stock or Common Stock then authorized, and no fractional shares shall be issued as a result of such reverse stock split, but the fair value of fractions of a share shall be paid in lieu thereof; and,

7. Consideration of, and voting upon, a proposal which grants the Board of Directors full discretion and authority to submit application of Company Class A Common stock to NASDAQ National Market System at such time the Board of Directors determines that the Company meets the requirements for NASDAQ National Market System listing; and,

8. Consideration of, and voting upon, a proposed Amendment to the Company's Certificate of Incorporation which generally provides for the authority for the creation of a new series of common stock to be known as Class C Common stock, par value $.001, with 50,000,000 shares authorized and fractional shares to be permitted and accounted for. Class C Common stock shall have rights identical to Class A Common stock, except that each Class C Common share issued by the Company will have the right to be exchanged for one (1) share of Class A Common stock, with thirty days written notice by the holders upon the Company's receipt of notice by certified mail. Shares of Class C Common stock shall not be eligible for offer or resale in the United States and may only be issued from time to time in the sole discretion of the Board of Directors to foreign institutional and accredited investors which evidence foreign citizenship and domicile satisfactory to the Company in conformity with securities exemptions and governing law applicable thereto; and,

9. Consideration of, and voting upon, the approval and ratification of the Board of Directors appointment of Kafoury, Armstrong & Co. as the Company's independent auditors for the fiscal year ending February 29, 1996; and,

10. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

The close of business on June 27, 1996 has been fixed as the record date ("Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to such notice and to vote at the Annual Meeting and any adjournment thereof.

Stockholders do not have the right to cumulative voting for the election of directors or for any other purpose. Each stockholder of record on the Record Date shall have one vote for each whole share of stock, whether Series A Preferred Stock, Class A Common Stock or Class B Common Stock, standing in the stockholder's name on the books of the Company on the Record Date. Series B Preferred Stock does not have the right to vote.

All stockholders are cordially invited to attend the Annual Meeting.

    HOLDERS OF RECORD OF COMMON STOCK AS OF THE CLOSING DATE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON AND REVOKE YOUR PROXY.


BY ORDER OF THE BOARD OF DIRECTORS,


Peter J. Cannell,
Secretary Of Directors
Reno, Nevada
June 28, 1996

The Annual Report of the Company for the fiscal year ended February 29, 1996 accompanies this Proxy Statement, but does not constitute a part hereof.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED FEBRUARY 29, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO THE SECRETARY OF THE BOARD OF DIRECTORS, NEVADA ENERGY COMPANY, INC., 401 EAST FOURTH STREET, RENO, NEVADA 89512.

                             NEVADA ENERGY COMPANY, INC.
                     401 East Fourth Street, Reno, Nevada 89512


                                   PROXY STATEMENT
                              OF THE BOARD OF DIRECTORS
                                    June 28, 1996

                       For the Annual Meeting Of Stockholders
                             to be Held August 16, 1996


                               SOLICITATION OF PROXIES

This Proxy Statement with the enclosed proxy card is furnished to stockholders of Nevada Energy Company, Inc. (the "Company"), a Delaware corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's 1996 Annual Meeting of Stockholders (the "Annual Meeting") at the time and place, and for the purposes, set forth in the attached Notice of Annual Meeting.

This Proxy Statement and the proxy card are first being mailed or otherwise furnished to stockholders on or about July 19, 1996.

The shares represented by a proxy will be voted as instructed on the proxy card, at the Annual Meeting, if the proxy card is properly executed and returned. In the absence of voting instructions, shares represented by a valid proxy card will be voted in accordance with the recommendations of the Board. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time prior to any vote and whether voting in person by ballot at the Annual Meeting or by submission of a properly executed Proxy Card bearing a later date, Stockholders may vote in person whether or not the Stockholder had previously given a proxy.

The cost of the solicitation will be paid by the Company. In addition to solicitation of proxies by use of the mails, directors, officers or employees of the Company may, without additional compensation, solicit proxies personally, by telephone or by other appropriate means. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding shares of Common Stock in their names for others to promptly send proxy materials to, and obtain proxies from, their principals, and the Company will reimburse them for their reasonable expenses in doing so.

                     VOTING SECURITIES AND CERTAIN SHAREHOLDINGS

All voting rights are vested exclusively in the holders of the Company's Series A Preferred stock, par value $0.001 per share, Class A Common stock, par value $0.001 per share, and Class B Common Stock, par value $0.001 per share (collectively the "Voting Stock"). Only holders of Voting Stock who are stockholders of record as of the close of business on June 27, 1996 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting. Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with any voting matter.

As of June 27, 1996, the Company had outstanding a total of 1,960,795 Series A Preferred shares, 8,960,869 shares of Class A Common Stock and 4,437,473 shares of Class B Common Stock, each share of which is entitled to one vote. The presence, either in person or by proxy, of persons entitled to vote 51% of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

As of June 27, 1996, the Company also had outstanding five (5) non-voting Series B Preferred shares, par value $0.001. Series B Preferred shares do not have the right to vote together with other classes of Voting Stock. Series B Preferred shares have the right to vote in any amendment of the rights of Series A Preferred shares.

           SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 27, 1996, the name and address, the total number of shares of the Company's Common Stock beneficially owned, and the percentage of the outstanding shares of the Company's Common Stock so owned, (i) by each person who is known to the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, (ii) by each director and nominee, and (iii) by all directors and officers as a group.

Title       Name and Address of             Amount and Nature of   Percentage
of class    Security Owners                 Beneficial Ownership   of Class
- --------    ---------------                 --------------------   --------
Series A    Golden Chance Limited           Direct Ownership       100.000%
Preferred   (See Notes 1, 3)                1,960,975 shares

Class A     Golden Chance Limited           Direct Ownership       1.701%
Common      (See Notes 1, 2, 3)             152,381 shares

Class B     Golden Chance Limited           Beneficial Ownership   100.000%
Common      (See Notes 1, 2, 3)             4,437,473 shares

Class B     Nevada Energy                   Direct Ownership       100.000%
Common      Partners I, LP                  4,437,473 shares
            (See Notes 1, 2, 3)

Class A     Charles A. Cain                 Direct Ownership       -0-%
Common      (See Notes 1, 3)                -0- shares

Class A     John C. Goold                   Direct Ownership       -0-%
Common      (See Notes 1, 3)                -0- shares

Class A     Peter J. Cannell                Direct Ownership       -0-%
Common      (See Notes 1, 3, 11)            -0- shares

Class A     William Weller and              Direct and/or          5.537%
Common      Donna Weller                    Joint Ownership
            (See Notes 1, 8, 9)             496,149 shares

Class A     Michael R. Kassouff             Direct Ownership       1.881%
Common      (See Notes 1, 4, 6, 7, 8)       168,558 shares

Class A     Richard A. Cascarilla           Direct Ownership       0.128%
Common      (See Notes 1, 4, 6, 7, 8)       11,458 shares

Class A     Jeffrey L. Hartman              Direct Ownership       0.359%
Common      (See Notes 1, 4, 6, 7, 8)       32,177 shares

Class A     Jeffrey E. Modesitt, Sr.        Direct Ownership       0.902%
Common      (See Notes 1, 4, 6, 7, 8)       75,955 shares and
                                            beneficial ownership of
                                            4,849 shares

Class A     Jeffrey E. Antisdel             Direct Ownership       7.720%
Common      (See Notes 1,2,3,4,7,8,9,12)    691,741 shares

NOTES:

    (1) Except as indicated otherwise, the address of each of these persons is c/o Nevada Energy Company, Inc., 401 East Fourth Street, Reno NV 89512.

    (2) 100% of the outstanding shares of Class B Common Stock are owned by Nevada Energy Partners I, Limited Partnership ("NEP"). The sole General Partner of NEP is Nevada Electric Power Company, Inc. ("NEPC"). The sole Limited Partner of NEP is the Company. The equity ownership of NEP is Nevada Electric Power Company 40% and the Company 60%. NEPC is wholly owned by Jeffrey E. Antisdel, an officer and former director of the Company. As general partner of NEP, NEPC has delivered a voting proxy to Golden Chance Limited expiring in May, 1998, (See Footnote 3 below) revocable solely at NEP's sole discretion.

    (3) Golden Chance Limited, an Isle of Man private company Limited by Shares ("Golden Chance"), is the holder of 152,381 Class A Common Shares and 1,960,795 Series A Preferred Shares. Golden Chance also holds a voting proxy which confers upon it the right to vote 4,437,473 Class B Common shares of the Company owned by Nevada Energy Partners I, Limited Partnership expiring in May, 1998. Golden Chance is the nominee of Waterford Trust Company Limited, an Irish corporation, as set forth in a binding letter of intent dated February 29, 1996.

    (4) Pursuant to the Company's Certificate of Incorporation, upon the issuance of any share or fraction of Class A Common Stock, the holders of record of Class B Common Stock are to have issued to them on a pro rata basis a number of shares of Class B Common stock which is the same as the number of shares of Class A Common Stock then being issued. The consideration for which the Class B Common Stock is issued is determined by the Board of Directors. Each share of Class B Common stock is entitled to all of the rights and privileges pertaining to Class A Common stock without any limitations, prohibitions, restrictions, or qualifications, except that each share of Class B Common stock shall not be entitled to receive any cash dividends declared and paid by the Company. Additionally, Class B Common stock is entitled to share in the distribution of assets of the Company upon liquidation or dissolution, either partial or final. Currently the only owner of Class B Common stock is Nevada Energy Partners I, Limited Partnership. See Notes (2) and (3) above for further explanation of Nevada Energy Partners I, Limited Partnership,

    (5) Pursuant to the Company's Certificate of Incorporation, the Board of Directors have the authority to issue and divide the shares of preferred stock into series and to fix by resolution the voting powers, designation, preferences, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions of the shares of any series so established.

    (6) Richard Cascarilla is the direct owner of two (2) Series B Preferred shares, Jeffrey Modesitt is the direct owner of one (1) Series B Preferred share, Jeffrey Hartman is the direct owner of one (1) Series B Preferred share and Michael Kassouff is the direct owner of one (1) Series B Preferred share. Series B Preferred shares do not have rights to vote at annual meetings of shareholders or in the election of directors.

    (7) Jeffrey E. Antisdel, Richard A. Cascarilla, Jeffrey E. Modesitt, Jeffrey L. Hartman and Michael R. Kassouff are currently designated as affiliates of the Company.

    (8) On December 29, 1993, the Company adopted the 1993 Directors' Stock Option Plan for the Company's directors. Under the terms of this stock option plan, each of the five directors of the Company was granted an option to purchase 25,000 shares (2,500 shares for each month of service between March 1, 1993 and December 31, 1993) of the Company's Class A Common Stock or a total of 125,000 shares at a price of $2 per share, equal to the market price of the stock at the date of grant. The option is exercisable until December 31, 2001, and no options have been exercised through the fiscal year ending February 29, 1996.

    On June 27, 1994, the Company adopted the 1994 Directors' Stock Option Plan for the Company's directors. Under the terms of this stock option plan, each of the five directors of the Company was granted an option to purchase 12,500 shares (2,500 shares for each month of service between January 1, 1994 and May 31, 1994) of the Company's Class A Common Stock or a total of 62,500 shares at a price of $1.625 per share, equal to the market price of the stock at the date of grant. The option is exercisable until May 31, 2002, and no options have been exercised through the fiscal year ending February 29, 1996.

    On January 14, 1995, the Company adopted the 1995 Directors' Stock Option Plan for the Company's directors. Under the terms of this stock option plan, each of the five directors of the Company was granted an option to purchase 17,500 shares (2,500 shares for each month of service between June 1, 1994 and December 31, 1995) of the Company's Class A Common Stock or a total of 87,500 shares at a price of $0.9375 per share, equal to the market price of the stock at the date of grant. The option is exercisable until December 31, 2002, and no options have been exercised through the fiscal year ending February 29, 1996.

    On December 31, 1995, the Company adopted the 1995 Director's Stock Option Plan for the Company's directors. Under the terms of this stock option plan, each of the five directors of the Company was granted an option to purchase 30,000 class A Common shares (2,500 shares per each month of service between December 31, 1994 and December 31, 1995), or a total of 150,000 Class A Common shares at a strike price of $0.3125 per share, equal to the market price of the Class A Common stock at the date of the grant. The option is exercisable until December 31, 2003, and no options have been exercised through the fiscal year ending February 29, 1996.

    (9) William and Donna Weller have a family relationship with Jeffrey Antisdel and are currently designated as non-affiliates of the Company.

    (10) Directors Charles Cain, Peter Cannell and John Goold are Directors and are currently designated as affiliates of the Company.

    (11) Peter J. Cannell is currently a nominee for election to be held at the Annual Meeting of Shareholders scheduled for August 16, 1996.

All information with respect to the beneficial ownership of the shares referred to herein is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to the Company by such beneficial owners.

REPORTS UNDER SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires directors, officers and persons who are beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of their ownership of the Company's securities and any change in that ownership. To the Company's knowledge, based upon a review of copies of reports filed with the Commission with respect to the fiscal year ended February 29, 1996, all reports required to be filed under Section l6(a) by the Company's directors and officers and persons who are beneficial owners of more than 10% of the Company's Common Stock were filed.

                                ELECTION OF DIRECTORS

The Company's amended Certificate of Incorporation provides for a Board of Directors of not less than three (3) nor more than seven (7) members. Effective on May 1, 1996, directors Jeffrey Antisdel and Richard Cascarilla voluntarily tendered resignations as directors to the Board of Directors in accordance with a contractual obligation set forth in a binding Letter of Intent with Waterford Trust Company Limited. Nominees Charles Cain and Peter Cannell were immediately appointed to the Board of Directors, remaining directors Jeffrey Modesitt, Jeffrey Hartman and Michael Kassouff voluntarily resigned their respective positions as Directors. Nominee John Goold was appointed as replacement director by incumbent directors Charles Cain and Peter Cannell.

By virtue of the director resignations which occurred, and pursuant to the contractual obligations of the Company to Waterford Trust Company Limited as set forth in its binding Letter of Intent dated February 29, 1996, the number of Board members consisted of five (5) Directors, with two vacancies. There were no disagreements related to the management practices, corporate governance, board control, accounting practices, or disputes among the Board of Directors prior to the resignations of Jeffrey Antisdel, Richard Cascarilla, Jeffrey Modesitt, Jeffrey Hartman or Michael Kassouff as Directors of the Company. Each resignation was voluntary and in conformity with the Company's contractual obligations.

The Company's three (3) directors serve on a classified board for terms of three
(3) years following election. One (1) director is to be elected at the 1996 Annual Meeting to serve a three-year term or until a successor has been qualified and elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The nominee of the Board of Directors for the director position to be filled is Mr. Peter J. Cannell, a current member of the Board. Unless individual stockholders specify otherwise, each returned proxy will be voted for the election of Mr. Cannell.

The Board of Directors of the Company does not contemplate that its nominees will become unavailable for any reason , but if such unavailability should occur prior to the Annual Meeting, it is intended that proxies will be voted for the election of those persons, if any, as shall be designated as replacement nominees by the Board of Directors.

                                  CUMULATIVE VOTING

In the election of directors, stockholders and their proxies are not entitled to cumulate their votes. Each shareholder of record holding voting stock shall have one vote for each whole share of stock, whether Series A Preferred

Stock, Class A Common Stock or Class B Common Stock, standing in the shareholder's name on the books of the Company and entitled to vote. In the absence of cumulative voting, an affirmative vote by holders of a majority of the shares represented, in person or by proxy, at an Annual Meeting at which a quorum is present will be sufficient to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEE TO THE BOARD OF DIRECTORS.

                    THE BOARD OF DIRECTORS AND INCUMBENT NOMINEES

The following table sets forth certain pertinent information with respect to the current directors of the Company, including the proposed nominees for the Board of Directors listed above.

                                                 Director       Term
Name and Age            Position                 Since          Expires
- ------------            --------                 -----          -------
Peter J. Cannell, 30    Director                 1996           1999
                        Secretary, Treasurer
                        and Nominee

Charles A. Cain, 58     Chairman of the          1996           1997
                        Board, Director

John C. Goold, 52       Director                 1996           1998

Peter Cannell, BA, Director and Secretary of Directors, is a current nominee for election at the 1996 Annual Meeting of Shareholders. Mr. Cannell is a graduate of the University of Glasgow and an Associate of the Institute of Chartered Secretaries & Administrators. Mr. Cannell is a recipient of the Beatson Prize for Chemistry, the E. H. Stenning Prize for Biology, the Duke of Edinburgh Gold Award and Manx Scholarship award. Mr. Cannell has previously held the position of Project administrator to IFG International, an Isle of Man corporation, company secretary for Operation Mobilization, a United Kingdom corporation. If elected, Mr. Cannell's term of office expires at the 1999 Annual Meeting.

Charles Cain, MA-ACIB, Director and Chairman of the Board, is a graduate of Cambridge University and was the founder of the corporate and management trust firm formerly known as Charles Cain & Company Limited. Mr. Cain is an affiliate of the American Bar Association, associate of the Chartered Institute of Bankers, member of the American Tax Institute in Europe, member of the International Fiscal Association, member of the international Tax Planning Association, member of the Society of Trust and Estate Practitioners and member of the Offshore Institute. Mr. Cain is also Editor of Offshore Investment, an international journal for the offshore finance industry. Mr. Cain's term expires at the 1997 Annual Meeting.

John C. Goold, Age 54, Director, has educational credentials which include attendance at Royal Melbourne Technical College and New York University. Mr. Goold is a private investor specializing in research and development with energy companies, computer technologies and telecommunications in Asian, European and United States capital markets. Mr. Goold's term of office expires at the 1998 Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

In fiscal year ended February 29, 1996, the Company's previous Board of Directors met ten (10) times, including regularly scheduled and special meetings, and took two (2) actions by unanimous written consent. The Company does not have Committees. All matters which otherwise would be assigned to committees were brought before the Company's Board of Directors. Jeffrey L. Hartman and Jeffrey E. Modesitt, Sr. attended, during the last fiscal year, 45% of the aggregate total number meetings of the Board of Directors. There is no established procedure by which stockholders may recommend nominees.

              PROPOSAL TO AMEND CORPORATE NAME AND NASDAQ TRADING SYMBOL

The Company's Board of Directors, management and financial advisors have been actively engaged in revising the long term business plan of the Company to better facilitate the Company's future growth. The Board of Directors have determined that the Company will continue to expand its core non-regulated utility lines of business through the acquisition, development, financing, construction and operation of electric power facilities and energy related businesses, while establishing complimentary lines of telecommunication based businesses operating in the non-regulated utility industry. In order to better communicate the Company's revised corporate mission to shareholders, regulatory agencies, and acquisition and/or merger candidates, the Board of Directors has determined that it is in the best interests of the Company to change the Company's corporate name and NASDAQ trading symbol.

The Board of Directors hereby propose the Company's name be amended to PowerTel USA, Inc., upon filing the amendment of the Company's Certificate of Incorporation with the Delaware Secretary of State, Upon such approval, the Board of Directors will seek to change the Company's NASDAQ trading symbol to "PTUSA", or such other exchange listing symbol as approved by The NASDAQ Stock Market.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S NAME TO POWERTEL USA, INC. AND AMENDMENT OF NASDAQ TRADING SYMBOL TO "PTUSA" OR SUCH OTHER EXCHANGE LISTING SYMBOL AS APPROVED BY THE NASDAQ STOCK MARKET.

               PROPOSAL TO INCREASE AUTHORIZED PREFERRED SHARE CAPITAL

The Company's Certificate of Incorporation authorizes two million (2,000,000) shares of Preferred Stock with a par value of $.001 per share. Currently, there are One Million Nine Hundred Sixty Thousand Nine Hundred Seventy Five (1,960,975) Series A Preferred shares outstanding and five (5) Series B Preferred shares outstanding. Pursuant to the Certificate of Incorporation, the Board of Directors have the authority to issue and divide the shares of Preferred Stock into series and fix by resolution the voting powers, designation, preferences and relative participating optional or other special rights, naming the qualifications, limitations and restrictions of the shares of any series so established.

The Board of Directors believe that it is in the best interest of the Company to amend the Company's Certificate of Incorporation to increase authorized Preferred Share capital to 50,000,000 shares of Preferred Stock with a par value of $.001 per share authorized for reasons which include, but are not limited to, improving the Company's ability to raise equity capital advantageously and for purposes of facilitating future acquisitions. There is no present intent to issue Preferred shares as a result of the increase in authorized Preferred share capital.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED INCREASE IN AUTHORIZED PREFERRED SHARE CAPITAL.

            PROPOSAL TO INCREASE AUTHORIZED CLASS A COMMON SHARE CAPITAL

The Company's Certificate of Incorporation authorizes twenty five million (25,000,000) Class A Common shares with a par value of $0.001 per share. Currently, there are Eight Million Nine Hundred Sixty Thousand Eight hundred Sixty Nine (8,960,869) Class A Common shares issued and outstanding. Shares of Class A Common stock may be issued from time to time as may be determined by the Board of Directors. Each share of Class A Common stock shall have one vote for each share of Class A Common stock standing in the name of the holder thereof on the books of the Company and entitled to vote. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

The Board of Directors believe that it is in the best interest of the Company to amend the Company's Certificate of Incorporation to increase authorized Class A Common stock capital to 50,000,000 shares of Class A Common stock with a par value of $.001 per share authorized, for reasons which include, but are not limited to, improving the Company's ability to raise equity capital advantageously and for purposes of facilitating future acquisitions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED INCREASE IN AUTHORIZED CLASS A COMMON SHARE CAPITAL.

            PROPOSAL TO INCREASE AUTHORIZED CLASS B COMMON SHARE CAPITAL

The Company's Certificate of Incorporation authorizes twenty five million (25,000,000) Class B Common shares with a par value of $0.001 per share. Currently, there are four million four hundred thirty seven thousand four hundred seventy three (4,437,473) Class B Common shares issued and outstanding. Each share of Class B Common stock is entitled to all the rights and privileges of pertaining to the Company's Class A Common stock without any limitations, prohibitions, restrictions or qualifications, except that Class B Common stock shall not be entitled to receive any cash dividends declared and paid by the Company. In addition, upon the issuance of any shares of Class A Common stock, the holders of record of Class B Common stock have the right to have issued to them, a number of Class B Common shares which are the same of Class A Common stock then being issued in return for such consideration as may be determined from time to time by the Company's Board of Directors.

The Board of Directors believe that it is in the best interest of the Company to amend the Company's Certificate of incorporation to increase authorized Class B Common share capital to 50,000,000 Class B Common stock with a par value of $.001 per share authorized, for reasons which include, but are not limited to, compliance with the Company's obligations to Class B holders upon future Class A Common share issuance.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED INCREASE IN AUTHORIZED CLASS B COMMON SHARE CAPITAL.

             PROPOSAL FOR REVERSE STOCK SPLIT AND SHARE FRACTION PURCHASE

The Board of Directors believes that in the coming year it may be in the best interests of the Company to Amend the Company's Certificate of Incorporation. The amendment to the Certificate of Incorporation may be filed at any time, or not at all, in the sole discretion of the Board of Directors on or before August 1, 1997, which amendment will effectuate a single, one (1) for six (6) reverse stock split of any and all series or class of issued and outstanding shares of Preferred Stock or Common Stock of the Company, provided that there shall be no change to authorized share capital of any series or class of Preferred Stock or Common Stock then so authorized, and no fractional shares shall be issued as a result of such reverse stock split, but the fair value of fractions of a share shall be paid in lieu thereof.

Benefits to the Company derived from implementing the reverse split include: (i) reducing current securities maintenance costs of the Company, (ii) reducing costs owing to NASDAQ as a result of future share issuance, (iii) adjustment in the perception of value of the Company's securities in the public marketplace, and (iv) improved ability for the Company to acquire institutional sponsorship and to improve the ability to submit a successful application for listing Company Class A Common stock on NASDAQ National Market System.

Further, in the event the Company's Board of Directors elects to implement a reverse stock split as discussed above, the Board of Directors will fix an "Eligibility Date", which is the date on which all shareholders of record are to be determined eligible to participate in the reverse stock split. In order to induce shareholders not to transfer their shares and to discourage short selling by arbitrageurs and dealers, it is currently anticipated that the Board of Directors will declare a special dividend of Preferred Stock (the "Special Dividend") payable to all shareholders of record who do not transfer any of their Class A Common shares between the Eligibility Date and the record date for reverse stock split. The Preferred shares distributed as the Special Dividend will be (a) convertible into Class A Common shares, and (b) carry rights senior in liquidation in the amount of Five Million Dollars ($5,000,000) to those existing in all classes of Common stock, as allowed under the Company's Certificate of Incorporation.

In light of the foregoing, the Board of Directors has approved the following proposed amendment to the Company's Certificate of Incorporation and directed that it be submitted to the Company's stockholders for approval as follows:

"RESOLVED, that the Certificate of Incorporation of the Company be amended by adding a new Paragraph 13 thereof setting forth the following language:

The issued and outstanding shares of series and classes of Preferred stock and common stock shall be and hereby are reclassified and combined into a lesser number of shares of all series and classes of Preferred and common stock, respectively, at a ratio of one (1) for six (6), such that each share of all series and classes of Preferred Stock and Common Stock issued and outstanding shall be reclassified and combined into and become one sixth share of any series or class of Preferred Stock or Common Stock respectively. No fractional shares of any series or class of Preferred Stock or Common Stock shall be issued as a result of such reclassification and combination, but a fair value of fractions of a share shall be paid in lieu thereof.

FURTHER RESOLVED, that the foregoing amendment may be filed at any time or not at all, in the sole discretion of the Board of Directors, on or before August 1, 1997, and if such amendment is not filed within such time period, the immediately preceding resolution shall be of no further force and effect."

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AS APPROVED BY THE COMPANY'S BOARD OF DIRECTORS AND SET FORTH ABOVE.

PROPOSAL FOR APPLICATION TO NASDAQ NATIONAL MARKET SYSTEM

The Board of Directors believes that it may be in the best interests of the Company to seek listing of the Company's securities on the NASDAQ National Market System. Benefits to the Company's shareholders which are believed to result from such listing include: (i) improved institutional investment interest in Company securities due to the ability to meet more stringent exchange listing standards imposed by the NASDAQ National Market System, (ii) substantially improved rules, regulations and enforcement practices of NASDAQ National Market System which are believed to curb abusive "naked" short selling practices, (or the sale of Company securities not owned by the short seller), deemed beneficial to Company shareholders, and, (iii) availability of Company securities for use by Company shareholders as "marginable" securities at brokerage firms, banks and lending institutions.

Presently, listing requirements of NASDAQ National Market System under which the Board of Directors plan to seek Company Class A Common stock listing under are commonly known as "Alternative 2", which includes, but is not limited to, the following qualifications: (i) net tangible assets of the Company equal to (assets excluding goodwill, minus total liabilities) of $12,000,000, (ii) an amount of publicly traded shares in the Public Float (excluding officers, directors or beneficial owners of more than 10% of the total shares outstanding) of 1 million shares, (iii) the market value of the Public Float exceeding $15,000,000, (iv) a minimum of four hundred (400) Company shareholders, (v) three years of Company operating history, (vi) a market value of Public Float exceeding $15,000,000, and (vii) a minimum share bid price of not less than $3.00 per share.

Based on the foregoing, the Board of Directors request discretion and authority to submit application of Company Class A Common stock for NASDAQ National Market System at such time the Board of Directors determines that the Company meets the requirements for initial listing on NASDAQ National Market System listing at any time following shareholder approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" BOARD OF DIRECTOR AUTHORITY TO SUBMIT APPLICATION OF COMPANY CLASS A COMMON STOCK ON NASDAQ NATIONAL MARKET SYSTEM AS GENERALLY SET FORTH ABOVE.

                PROPOSAL TO AUTHORIZE ISSUANCE OF CLASS C COMMON STOCK

The Board of Directors have determined that the future funding needs of the Company may be best served by creating a new class of common stock from which to raise equity capital exclusively in foreign jurisdictions. The rationale for creating such a class of stock is premised upon reducing the cost of obtaining equity capital for the Company's working capital needs and plan for growth through acquisitions.

The Board of Directors believe it is in the best interest of the Company to amend the Company's Certificate of Incorporation to generally grant the Board of Directors authority to create a new series of common stock to be known as "Class C Common stock", par value $.001, with 50,000,000 shares authorized and fractional shares to be permitted and accounted for. Class C Common stock shall have rights identical to Class A Common stock, except that each Class C Common share issued by the Company will have the right to be exchanged for one (1) share of Class A Common stock, with thirty days written notice by the holders thereof upon the Company's receipt of notice by certified mail. Shares of Class C Common stock shall not be eligible for offer or resale in the United States and may be issued from time to time in the sole discretion of the Board of Directors to foreign institutional and accredited investors which evidence foreign citizenship and domicile satisfactory to the Company and in conformity with securities exemptions and governing law applicable thereto.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION AUTHORIZING THE CREATION OF CLASS C COMMON STOCK IN CONFORMITY WITH THE FOREGOING.

             RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Kafoury, Armstrong & Co. to audit the Company's financial statements for the fiscal year ending February 29, 1996. Kafoury, Armstrong & Co. have served as the Company's auditors since the resignation of the Company's previous auditors, Deloitte & Touche.

Deloitte & Touche acted as the Company's independent public accountants and performed auditing services for the fiscal years 1989, 1990, 1991, 1992, 1993 and 1994. On March 23, 1994, Deloitte & Touche resigned as auditors to the Company.

The Company solicited proposals from independent public accounting firms qualified to provide auditing services to the Company. After evaluating the proposed services and associated costs, the Board of Directors proposed that Kafoury, Armstrong & Co. be retained as the Company's independent auditors for the current fiscal year.

The change of independent auditors and the resignation of Deloitte & Touche was not the result of any disagreements between the Company and the former accountants on any matter of accounting principles or practices, financial disclosures or auditing scope or procedures, and there have been no such disagreements within the past two (2) fiscal years and any prior or subsequent period.

The audit opinions of Deloitte & Touche for fiscal years 1992 and 1993 did not contain any adverse opinion or disclaimer of opinion, and their opinion was not qualified or modified as to uncertainty, audit or accounting principles.

The Company has been advised that neither Kafoury, Armstrong & Co., nor any of its partners hold any direct or indirect financial interest in the securities of the Company, or its subsidiaries, nor have they had any connection with the Company or its subsidiaries during the past three years.

Representatives of Kafoury, Armstrong & Co. are expected to be present at the Annual Meeting. At that time, those representatives will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF KAFOURY, ARMSTRONG & COMPANY AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 29, 1996.

                                STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders for consideration at the 1996 Annual Meeting.

                                    OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will vote all proxies given to them in accordance with their best judgment on such matters.

                                  EXECUTIVE OFFICERS

The current executive officers of the Company, their ages and respective positions with the Company are set forth in the following table.

NAME                    AGE  POSITIONS                YEAR BECAME OFFICER
Jeffrey Antisdel        40   President/CEO            1990

Richard Cascarilla      43   Corporate Secretary/
                             General Counsel          1990

Executive officers serve at the discretion of the Board of Directors. The term of office of each executive officer is until his respective successor is elected and has been qualified, or until his death, resignation or removal. Officers are elected by the Board of Directors annually at its first meeting following the Annual Meeting of Stockholders.

                  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

STANDARD ARRANGEMENTS

Directors are entitled to receive annual compensation of $10,000 and $500 for each Board of Directors meeting attended in person for travel expenses to meetings. In addition, each Director receives retroactive monthly compensation for services rendered in the form of options to purchase Class A Common Stock at then prevailing market prices.

DIRECTORS' COMPENSATORY PLANS

On December 29, 1993, the Board of Directors approved a 1993 Directors Stock Option Plan under which each Director of the Company has received an option to purchase two thousand five hundred (2,500) shares of the Company's Class A Common Stock for each month of service as a Director. The Directors of the Company who received the options were Jeffrey E. Antisdel, Richard A. Cascarilla, Jeffrey L. Hartman, Jeffrey E. Modesitt, Sr. and Michael R. Kassouff. The option price is $2.00 per share. The option may be exercised at any time before December 31, 2001. Twenty-five thousand (25,000) shares of Class A Common Stock, or a total of 125,000 shares at a price of $2.00 per Class A common share equal to the market price at the time of the grant are subject to the Directors' 1993 Stock Option Plan in the current fiscal year. No options have yet been exercised as of February 29, 1996.

On June 27, 1994, the Company's directors adopted the 1994 Directors' Stock Option Plan for the Company's directors. Under the terms of this stock option plan, each of the five directors of the Company, Jeffrey E. Antisdel, Richard A. Cascarilla, Jeffrey L. Hartman, Jeffrey E. Modesitt, Sr. and Michael R. Kassouff, were granted an option to purchase 12,500 shares (2,500 shares for each month of service between January 1, 1994 and May 31, 1994) of the Company's Class A Common Stock or a total of 62,500 shares at a price of

$1.625 per share, equal to the market price of the stock at the date of grant. The option is exercisable until May 31, 2002. No options have yet been exercised as of February 29, 1996. On January 14, 1995, the Company's directors adopted an additional 1994 Directors' Stock Option Plan for the Company's directors. Under the terms of this stock option plan, each of the five directors of the Company, Jeffrey E. Antisdel, Richard A. Cascarilla, Jeffrey L. Hartman, Jeffrey E. Modesitt, Sr. and Michael R. Kassouff, was granted an option to purchase 17,500 shares (2,500 shares for each month of service between June 1, 1994 and December 31, 1994) of the Company's Class A Common Stock or a total of 87,500 shares at a price of $0.9375 per share, equal to the market price of the stock at the date of grant. The options are exercisable until December 31, 2002. No options have been exercised through February 29, 1996.

On December 31, 1995, the Board of Directors approved the issuance of shares pursuant to the terms of the Directors Stock Option Plan. Under the terms of the Stock Option Plan, each of the five (5) directors of the Company was granted an option to purchase 30,000 Class A Common shares, or a total of 150,000 Class A Common shares at a price of $.3125 per share, equal to the then current market price of the Company's Class A Common stock on the date of the grant. The options are exercisable until December 31, 2003. No options have been exercised through February 29, 1996.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN CONTROL ARRANGEMENTS

The Board of Directors has agreed to continue the employment of the Company's current Officers through October 31, 1996 renewable at the discretion of the Board of Directors.

Mr. Antisdel, the Company's President and Chief Executive Officer has been employed by the Company based upon the terms of a renewable, written employment contract and is paid a base salary based generally upon the terms of the written employment agreement. Additionally, Mr. Antisdel receives an automobile allowance of $500 per month and is also eligible to participate in all fringe benefits which the Company customarily affords to its executive officers. Pursuant to Mr. Antisdel's employment contract, he is entitled to participate in the Company's disability insurance policy. However, Mr. Antisdel was not included in a Company sponsored plan maintained from time to time.

The Company also previously entered into a renewable employment agreement with Richard A. Cascarilla, Corporate Secretary and General Counsel. Mr. Cascarilla's contract terminated on July 18, 1994. Mr. Cascarilla was employed during the fiscal year based generally upon the terms of the contract and was paid a base salary based generally upon the terms of the written employment agreement. The Company reimbursed Mr. Cascarilla for air fare between Lansing, Michigan and Reno, Nevada. Mr. Cascarilla was also included on the Company's disability insurance policy maintained from time to time.

Both Mr. Antisdel and Mr. Cascarilla had each tendered voluntary resignations as officers of the Company which were to become effective July 1, 1996. Mr. Antisdel and Mr. Cascarilla each executed independent consulting contracts with the Company with compensation arrangements similar to their prior employment with the Company. The term of each consulting contract with the Company were to expire on July 1, 1998.

However, at the request of the Board of Directors, Mr. Antisdel and Mr.

Cascarilla each agreed to continue their respective positions as President and Corporate Secretary to the Company through October 30, 1996, pending renewal or the appointment of replacement officers. Mr. Antisdel and Mr. Cascarilla will thereafter be employed by the Company pursuant to the terms of independent consulting agreements.

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning compensation earned during the fiscal years ended February 29, 1996 and February 28, 1995, and 1994 by the Company's chief executive officer and the other executive officers.

                  (Remainder of this page left intentionally blank)

ITEM 10.  EXECUTIVE COMPENSATION.

NEVADA ENERGY COMPANY, INC. AND CONSOLIDATED SUBSIDIARIES
OFFICER COMPENSATION TABLE
THREE YEARS ENDED FEBRUARY 29, 1993

                                                                                          LONG TERM COMPENSATION
                                                                                     --------------------------------
                                                      ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                                              ------------------------------------   -----------------------  -------
               (a)                      (b)     (c)          (d)          (e)            (f)          (g)       (h)        (i)
                                                                          (1)         (2, 3 & 4)
               NAME                                                   OTHER ANNUAL    RESTRICTED               LTIP      ALL OTHER
               AND                                                    COMPENSATION      STOCK       OPTIONS/  PAYOUTS  COMPENSATION
         PRINCIPAL POSITION            YEAR   SALARY ($)   BONUS ($)      ($)         AWARDS ($)    SARs (#)    ($)         ($)
- -------------------------------       ------  ----------  ----------  -------------  ------------  ---------  -------  ------------
Jeffrey E. Antisdel              **    1996    123,340       None         9,839          None        30,000     None        None
  President, CEO, Director             1995     78,438       None         7,876         34,180       30,000     None        None
                                       1994     86,573       None         7,057          None        25,000     None        None

Richard A. Cascarilla                  1996     23,880       None        28,107          None        30,000     None        None
  Secretary/Treasurer, Director        1995     32,666       None        25,353         25,480       30,000     None        None
                                       1994     20,687       None        16,558          None        25,000     None        None

- ------------------------------

                                                   Jeffrey E. Antisdel              Richard A. Cascarilla
                                            -------------------------------  ---------------------------------
                                               1996       1995       1994       1996        1995       1994
                                            ----------  ---------  --------  ----------  ---------   ---------
(1) Includes:

    Automobile Allowance                       6,000       6,000     6,000        --         --          --
    Employee Medical Insurance                 1,839       1,876     1,057        --         --          --
    Employee Life Insurance                    2,000        --        --          --         --        1,744
    Employee Accident Insurance                  --         --        --         1,607       953         314
    Legal services provided                      --         --        --        26,500    24,400      14,000
    Directors services, current year ***         --         --        --          --         --          500
                                               -----      ------     -----      ------    ------      ------
                                               9,839       7,876     7,057      28,107    25,353      16,558
                                               -----      ------     -----      ------    ------      ------
                                               -----      ------     -----      ------    ------      ------
(2) Includes:

    Bonus, current year                          --        9,340      --         --        2,490         --
    Bonus, prior year                            --        9,340      --         --        2,490         --
    Legal services, current year                 --          --       --         --        2,600         --
    Legal services, prior year                   --          --       --         --        2,400         --
    Director's services, current year ***        --       10,500      --         --       10,500         --
    Director's services, prior year              --        5,000      --         --        5,000         --
                                               -----      ------     -----      ------    ------      ------
                                                 --       34,180      --         --       25,480         --
                                               -----      ------     -----      ------    ------      ------
                                               -----      ------     -----      ------    ------      ------

(3) Restricted share holdings at February 29, 1996:
    Shares are fully vested and eligible to receive dividends.

                                                Number of Shares         Value (4)
                                                ----------------         ---------
    Jeffrey E. Antisdel                              691,741              $216,169
    Richard A. Cascarilla                             11,458                $3,581

(4) Value based on closing NASDAQ bid price of $0.3125 per share at February 29, 1996.
**  Salary includes $22,647 earned in prior years.
*** Directors' services for fiscal 1996 have been accured at $10,000 per director. No payment has been made in either cash or shares.

OPTION GRANTS IN LAST FISCAL YEAR

The following table (next page) provides certain information with respect to options granted during the fiscal year ended February 29, 1996.

                  (Remainder of this page left intentionally blank)


NEVADA ENERGY COMPANY, INC. AND CONSOLIDATED SUBSIDIARIES
OFFICER COMPENSATION TABLE
THREE YEARS ENDED FEBRUARY 29, 1996

                                                                                  Option Grants in Fiscal 1996
                                                                             ---------------------------------

                                                                             Individual Grants
                                             ----------------------------------------------------------------
        (a)                                        (b)              (c)             (d)               (e)
                                                Number of      % of Total
                                               Securities        Options         Exercise
       NAME                                    Underlying       Granted to          or
       AND                                   Options Granted     Employees       Base Price        Expiration
PRINCIPAL POSITION                                 (#)         In Fiscal Year      ($/sh)             Date
- ------------------                           ----------------  --------------    -----------        ---------
Jeffrey E. Antisdel                   1996        30,000             50.00%        $0.3125           12/31/03
  President, CEO, Director

Richard A. Cascarilla                 1996        30,000             50.00%        $0.3125           12/31/03
  Secretary/Treasurer, Director

NEVADA ENERGY COMPANY, INC. AND CONSOLIDATED SUBSIDIARIES
OFFICER COMPENSATION TABLE
THREE YEARS ENDED FEBRUARY 29, 1996

                                                                          Aggregated Exercises and Year End Totals - 1996
                                                                    -------------------------------------------------------------
        (a)                                (b)              (c)           (d)             (e)               (f)
                                         Shares
                                        Acquired                      Number of Unexercised Options      Value of Unexercised
       NAME                                on             Value              at Year End (#)              In the Money Options
       AND                              Exercise         Realized   ---------------------------------  ---------------------------
PRINCIPAL POSITION                         (#)             ($)       Exerciseable   Unexerciseable    Exerciseable Unexerciseable
- ------------------------------        ------------      ----------- ---------------  ----------------  ------------ --------------
Jeffrey E. Antisdel                        None            None           85,000          None           N/A            N/A
  President, CEO, Director

Richard A. Cascarilla                      None            None           85,000          None           N/A            N/A
  Secretary/Treasurer, Director

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Ralph Cascarilla is the brother of Richard A. Cascarilla, the Corporate Secretary and General Counsel of the Company. The law firm in which Ralph Cascarilla was a partner performed certain legal services during 1993 and 1994 for the Company. The Company paid fees to Ralph Cascarilla's law firm in the amount of approximately $112,000 in 1993, approximately $73,254 during 1994, and approximately $61,886 during 1995.

                    STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Proposals for the 1997 Annual Meeting of Stockholders of the Company must be received by the Company no later than January 25, 1997. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of Directors for the Company.

BY ORDER OF THE BOARD OF DIRECTORS,


Peter J. Cannell,
Secretary of Directors

Reno, Nevada
June 28, 1996

                             NEVADA ENERGY COMPANY, INC.
                     401 East Fourth Street, Reno, NV 89512-3315

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 16, 1996

The undersigned hereby appoints Peter J. Cannell, Charles A. Cain and John C. Goold (acting by those present and if only one is present, then by that one with full power of substitution and revocation) as proxies, with the powers the undersigned would possess if personally present, to vote all shares of Voting Stock of the undersigned in Nevada Energy Company, Inc. (and to exercise all other share owner rights and powers) at the Annual Meeting of Share Owners to be held on August 16, 1996, and at any adjournments thereof, upon all matters that may properly come before the Meeting, including the matters identified on the reverse side of this Proxy and described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this Proxy.

EXCEPT TO THE EXTENT OTHERWISE SPECIFIED OR IF NO INSTRUCTIONS ARE GIVEN ON THE REVERSE SIDE, THE BOARD OF DIRECTORS' PROXIES INTEND TO VOTE FOR THE ELECTION OF THE DIRECTORS AND FOR ISSUES 2, 3, 4, 5, 6, 7, AND 8 AS SET FORTH ON EACH SIDE OF THIS DOCUMENT.

PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN YOUR PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.

- --------------------------------------------------------------------------------
                                     (Fold here)

THIS PROXY IS BEING SOLICITED ON BEHALF OF NEVADA ENERGY
COMPANY, INC.'S BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL
CANDIDATES AND FOR ISSUES 2, 3, 4, 5, 6, 7 and 8.

(1) Election of Directors:

    [   ]     FOR PETER J. CANNELL (or any alternate candidates selected as stated in the Proxy Statement).
    [   ]     AGAINST PETER J. CANNELL (or any alternate candidates selected as stated in the Proxy Statement).
    [   ]     ABSTAIN

(2) Amendment of the Certificate of Incorporation to change the Company name to POWERTEL USA, INC., and amendment of the Company's NASDAQ trading symbol to "PTUSA", or such other trading symbol as approved by the NASDAQ Stock
    Market:
    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN

(3) Amendment of the Certificate of Incorporation to increase authorized share capital of Preferred shares, par value $0.001 from 2,000,000 to 50,000,000 shares:
    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN

(4) Amendment of the Certificate of Incorporation to increase authorized share capital of Class A Common shares, par value $0.001 from 25,000,000 to 50,000,000 shares:
    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN

(5) Amendment of the Certificate of Incorporation to increase authorized share capital of Class B common shares, par value $0.001 from 25,000,000 to 50,000,000 shares:
    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN

(6) Amendment to the Certificate of Incorporation, which amendment may be filed at any time, or not at all, in the sole discretion of the Company's Board of Directors, on or before August 1, 1997, which amendment will effectuate a single, one (1) for six (6) reverse stock split of any and all issued and outstanding shares of Preferred Stock or Common Stock of the Company, provided that there shall be no change to authorized share capital of any series or class of Preferred Stock or Common stock then authorized and no fractional shares shall be issued as a result of such reverse stock split, but the fair value of fractions of a share shall be paid in lieu thereof:
    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN

(7) Approval of a proposal which grants the Board of Directors full discretion and authority to submit application of Company Class A Common stock to NASDAQ National Market System at such time the Board of Directors determines that the Company meets the requirements for NASDAQ National Market System listing:
    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN

(8) Amendment to the Company's Certificate of Incorporation which generally provides for the creation of a new series of common stock to be known as Class C Common stock, par value $.001, with 50,000,000 shares authorized and rights identical to Class A Common, except that each Class C Common share issued by the Company will have the right to be exchanged for one (1) Class A Common share of the Company. Class C Common shares shall not be eligible for offer or resale in the United States:

    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN

(9) Ratification of the appointment of Kafoury, Armstrong & Company as the Company's independent accountants for the fiscal year ending February 29, 1996:
    [   ]     FOR
    [   ]     AGAINST
    [   ]     ABSTAIN


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                                                        PLACE ADDRESS LABEL HERE

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Signature

PLEASE SIGN EXACTLY AS NAME(S) APPEARS ABOVE AND INDICATE CAPACITY, IF APPROPRIATE WHEN SIGNING AS ATTORNEY, AGENT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SIGN YOUR NAME AND TITLE. IF A CORPORATION, THE FULL CORPORATE NAME AND SIGNATURE AND TITLE OF AN AUTHORIZED OFFICER ARE REQUIRED. IF A PARTNERSHIP, THE FULL PARTNERSHIP NAME AND THE SIGNATURE AND TITLE OF AN AUTHORIZED PERSON ARE REQUIRED.

Dated June 28, 1996